Exhibit 99.1

Contacts: Paul Arling (UEI) 714.918.9500
Becky Herrick (IR Agency) 415.433.3777

UNIVERSAL ELECTRONICS REPORTS
FOURTH QUARTER AND YEAR-END 2017 FINANCIAL RESULTS
SANTA ANA, CA – February 22, 2018 – Universal Electronics Inc. (UEI), (NASDAQ: UEIC) reported financial results for the three and twelve months ended December 31, 2017.
Paul Arling, UEI's chairman and CEO, stated, “2018 began with a strong showing at CES, where we demonstrated devices with the latest voice navigation technology as well as Netflix and TiVo buttons. We also revealed our microphone, data compression, radio, fit and finish, and automatic speech recognition (ASR) capabilities in the new voice remote control for DISH. These and many more ongoing technological advances keep UEI at the forefront of control. Our fourth quarter revenue grew 13% reflecting strong performance from our home security products, European subscription broadcasting and OEM relationships in the Asia Pacific region. We expect this trend toward advanced, intuitive 2-way home entertainment systems to continue as additional customers launch their version of advanced platforms with us throughout 2018.”
Financial Results for the Three Months Ended December 31: 2017 Compared to 2016

•	GAAP net sales were $181.2 million, compared to $160.5 million; Adjusted Non-GAAP net sales were $180.7 million, compared to $160.1 million.

•	GAAP gross margins were 20.9%, compared to 25.7%; Adjusted Non-GAAP gross margins were 23.6%, compared to 26.9%.

•	GAAP operating loss was $0.5 million, compared to income of $6.3 million; Adjusted Non-GAAP operating income was $10.4 million, compared to $13.9 million.

•
GAAP net loss was $16.9 million, or $1.19 per diluted share, compared to GAAP net income of $3.2 million or $0.22 per diluted share; Adjusted Non-GAAP net income was $8.7 million, or $0.60 per diluted share, compared to $11.0 million, or $0.74 per diluted share.

•	At December 31, 2017, cash and cash equivalents were $62.4 million.
Financial Results for the Twelve Months Ended December 31: 2017 Compared to 2016

•	GAAP net sales were $695.8 million, compared to $651.4 million; Adjusted Non-GAAP net sales were $696.5 million, compared to $654.1 million.

•	GAAP gross margins were 23.8%, compared to 25.2%; Adjusted Non-GAAP gross margins were 25.6%, compared to 26.2%.

•	GAAP operating income was $10.7 million, compared to $25.4 million; Adjusted Non-GAAP operating income was $53.4 million, compared to $53.5 million.

•
GAAP net loss was $10.3 million, or $0.72 per diluted share, compared to GAAP net income of $20.4 million or $1.38 per diluted share; Adjusted Non-GAAP net income was $41.1 million, or $2.81 per diluted share, compared to $42.5 million, or $2.88 per diluted share.

Bryan Hackworth, UEI’s CFO, stated: “Overall, we are pleased with our top line results, as net sales grew 13 percent, driven by the worldwide adoption of our higher end platforms as well as the continued growth in home security. Improving our gross margin is a top priority, and to accomplish this goal we have implemented several measures including product rationalization and improvements in factory production. We expect our gross margin rate to expand sequentially, which is embedded in our first quarter guidance, and to continue to improve throughout the remainder of 2018.”

Financial Outlook
For the first quarter of 2018, the company expects GAAP net sales to range between $169 million and $177 million, compared to $161.4 million in the first quarter of 2017. GAAP earnings per diluted share for the first quarter of 2018 is expected to range from $0.13 to $0.23, compared to GAAP earnings per diluted share of $0.01 in the first quarter of 2017.

For the first quarter of 2018, the company expects Adjusted Non-GAAP net sales to range between $169 million and $177 million, compared to $162.3 million in the first quarter of 2017. Adjusted Non-GAAP earnings per diluted share are expected to range from $0.60 to $0.70, compared to Adjusted Non-GAAP earnings per diluted share of $0.62 in the first quarter of 2017. The first quarter Adjusted Non-GAAP earnings per diluted share estimate excludes $0.47 per share related to stock-based compensation, amortization of acquired intangibles, changes in contingent consideration relating to acquisitions, effects of foreign currency fluctuations and the related tax impact of these adjustments.
Conference Call Information
UEI’s management team will hold a conference call today, Thursday, February 22, 2018 at 4:30 p.m. ET / 1:30 p.m. PT, to discuss its fourth quarter 2017 earnings results, review recent activity and answer questions. To access the call in the U.S. please dial 877-843-0414, and for international calls dial 315-625-3071 approximately 10 minutes prior to the start of the conference. The conference ID is 5088724. The conference call will also be broadcast live at www.uei.com where it will be available for replay for one year. In addition, a replay will be available via telephone for two business days beginning two hours after the call. To listen to the replay, in the U.S. please dial 855-859-2056, and internationally dial 404-537-3406. The access code is 5088724.
Use of Non-GAAP Financial Metrics
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides Adjusted Non-GAAP information as additional information for its operating results. References to Adjusted Non-GAAP information are to non-GAAP financial measures. These measures are not required by, in accordance with, or an alternative for, GAAP and may be different from non-GAAP financial measures used by other companies. UEI’s management uses these measures for reviewing the financial results of UEI, for budget planning purposes, and for making operational and financial decisions and believes that providing these non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate UEI’s core operating and financial performance and business trends consistent with how management evaluates such performance and trends.  Additionally, management believes these measures facilitate comparisons with the core operating and financial results and business trends of competitors and other companies.
Adjusted Non-GAAP net sales is defined as net sales excluding the impact of stock-based compensation for performance-based warrants. Adjusted Non-GAAP gross profit is defined as gross profit excluding stock-based compensation expense, cost of goods sold and depreciation expense related to the increase in inventories and fixed assets from cost to fair market value resulting from acquisitions, amortization of intangibles acquired, excess manufacturing costs resulting from the closure of our Guangzhou factory, and factory transition costs. Adjusted Non-GAAP operating expenses are defined as operating expenses excluding amortization of intangibles acquired, stock-based compensation expense, employee related restructuring costs, litigation settlement costs, transaction costs related to the sale of our Guangzhou factory, and changes in contingent consideration related to acquisitions as well as other acquisition related costs and nonrecurring items. Adjusted Non-GAAP net income is defined as net income excluding the aforementioned items, foreign currency gains and losses, and the related tax effects of all adjustments, as well as income tax expense representing the estimated tax impact of the U.S. Tax Cuts and Jobs Act, the income tax effects of nondeductible projected losses to be incurred as a result of the shutdown of the company's Guangzhou factory, the effect of net deferred tax asset adjustments related to tax incentives at one of our other China factories, and other nonrecurring income tax items. Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc. is calculated using Adjusted Non-GAAP net income attributable to Universal Electronics Inc. A reconciliation of these financial measures to the most directly comparable GAAP financial measures is included at the end of this press release.
About Universal Electronics
Universal Electronics Inc. is the worldwide leader in universal control and sensing technologies for the smart home. For more information, please visit www.uei.com/about.

Note on Forward-looking Statements
This press release and accompanying schedules contain "forward-looking statements" within the meaning of federal securities laws, including net sales, profit margin and earnings trends, estimates and assumptions; our expectations about new product introductions; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent annual report on Form 10-K and the periodic reports filed thereafter. Risks that could affect forward-looking statements in this press release include the continued adoption of our advanced control technologies by our customers as anticipated by management, including our voice control technologies; the continued and timely launching by our customers of our advanced, intuitive 2-way home entertainment systems and technologies as expected by management; the continued growth of our customers in certain geographic locations as expected by management; our ability to successfully and profitably transition our manufacturing operations and maintain and/or improve our margins and cost effective operations. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of February 22, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
– Tables Follow –

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share-related data)
(Unaudited)

	December 31, 2017	December 31, 2016
ASSETS
Current assets:
Cash and cash equivalents	$62,438	$50,611
Restricted cash	4,901	4,623
Accounts receivable, net	151,578	124,592
Inventories, net	162,589	129,879
Prepaid expenses and other current assets	11,687	7,439
Assets held for sale	12,517	—
Income tax receivable	1,587	1,054
Deferred income taxes	—	5,960
Total current assets	407,297	324,158
Property, plant, and equipment, net	110,962	105,351
Goodwill	48,651	43,052
Intangible assets, net	29,041	28,549
Deferred income taxes	7,913	10,430
Long-term restricted cash	—	4,600
Other assets	4,566	4,896
Total assets	$608,430	$521,036
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$119,165	$97,157
Line of credit	138,000	49,987
Accrued compensation	34,499	35,580
Accrued sales discounts, rebates and royalties	8,882	8,358
Accrued income taxes	3,670	375
Other accrued liabilities	28,719	24,410
Total current liabilities	332,935	215,867
Long-term liabilities:
Long-term contingent consideration	13,400	10,500
Deferred income taxes	4,423	7,060
Income tax payable	2,520	791
Other long-term liabilities	1,603	6,308
Total liabilities	354,881	240,526
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.01 par value, 50,000,000 shares authorized; 23,760,434 and 23,575,340 shares issued on December 31, 2017 and 2016, respectively	238	236
Paid-in capital	265,195	250,481
Treasury stock, at cost, 9,702,874 and 9,022,587 shares on December 31, 2017 and 2016, respectively	(262,065)	(222,980)
Accumulated other comprehensive income (loss)	(16,599)	(22,821)
Retained earnings	266,780	275,594
Total stockholders’ equity	253,549	280,510
Total liabilities and stockholders’ equity	$608,430	$521,036

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED INCOME STATEMENTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net sales	$181,152	$160,542	$695,790	$651,371
Cost of sales	143,300	119,306	530,083	487,247
Gross profit	37,852	41,236	165,707	164,124
Research and development expenses	5,557	4,558	21,416	19,850
Factory transition restructuring charges	—	2,895	6,145	4,493
Selling, general and administrative expenses	32,775	27,517	127,476	114,384
Operating income (loss)	(480)	6,266	10,670	25,397
Interest income (expense), net	(858)	(296)	(2,534)	(1,049)
Other income (expense), net	(850)	(886)	(848)	840
Income (loss) before provision for income taxes	(2,188)	5,084	7,288	25,188
Provision for income taxes	14,666	1,848	17,611	4,804
Net income (loss)	(16,854)	3,236	(10,323)	20,384
Net income attributable to noncontrolling interest	—	—	—	30
Net income (loss) attributable to Universal Electronics Inc.	$(16,854)	$3,236	$(10,323)	$20,354

Earnings (loss) per share attributable to Universal Electronics Inc.:
Basic	$(1.19)	$0.22	$(0.72)	$1.41
Diluted	$(1.19)	$0.22	$(0.72)	$1.38
Shares used in computing earnings (loss) per share:
Basic	14,172	14,535	14,351	14,465
Diluted	14,172	14,833	14,351	14,764

UNIVERSAL ELECTRONICS INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year Ended December 31,
	2017	2016
Cash provided by operating activities:
Net income	$(10,323)	$20,384
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	31,312	26,967
Provision for doubtful accounts	166	183
Provision for inventory write-downs	4,119	3,806
Deferred income taxes	7,597	(1,637)
Tax benefit from exercise of stock options and vested restricted stock	—	2,007
Excess tax benefit from stock-based compensation	—	(1,970)
Shares issued for employee benefit plan	648	913
Employee and director stock-based compensation	11,943	10,324
Performance-based common stock warrants	683	2,728
Impairment of China factory equipment	4,100	—
Changes in operating assets and liabilities:
Restricted cash	4,623	—
Accounts receivable	(22,192)	(3,882)
Inventories	(29,916)	(14,800)
Prepaid expenses and other assets	(4,477)	(772)
Accounts payable and accrued expenses	10,970	10,451
Accrued income taxes	4,535	(5,159)
Net cash provided by operating activities	13,788	49,543
Cash used for investing activities:
Acquisition of property, plant, and equipment	(40,384)	(40,651)
Acquisition of net assets of Residential Control Systems, Inc.	(8,894)	—
Acquisition of intangible assets	(1,949)	(1,912)
Increase in restricted cash	—	(4,797)
Deposit received toward sale of Guangzhou factory	—	4,797
Deconsolidation of Encore Controls LLC	—	48
Net cash used for investing activities	(51,227)	(42,515)
Cash provided by (used for) financing activities:
Borrowings under line of credit	157,000	147,974
Repayments on line of credit	(68,987)	(147,987)
Proceeds from stock options exercised	1,442	6,244
Treasury stock purchased	(39,085)	(12,647)
Excess tax benefit from stock-based compensation	—	1,970
Net cash provided by (used for) financing activities	50,370	(4,446)
Effect of exchange rate changes on cash	(1,104)	(4,937)
Net increase (decrease) in cash and cash equivalents	11,827	(2,355)
Cash and cash equivalents at beginning of year	50,611	52,966
Cash and cash equivalents at end of period	$62,438	$50,611

Supplemental cash flow information:
Income taxes paid	$8,280	$9,891
Interest paid	$2,751	$1,208

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Net sales:
Net sales - GAAP	$181,152	$160,542	$695,790	$651,371
Stock-based compensation for performance-based warrants	(439)	(491)	683	2,728
Adjusted Non-GAAP net sales	$180,713	$160,051	$696,473	$654,099

Cost of sales:
Cost of sales - GAAP	$143,300	$119,306	$530,083	$487,247
Adjustments to acquired tangible assets (1)	(162)	(265)	(1,185)	(1,157)
Stock-based compensation expense	(18)	(14)	(71)	(57)
Factory transition costs (2)	(5,074)	—	(5,074)	—
Excess manufacturing overhead (3)	—	(1,951)	(5,468)	(3,213)
Amortization of acquired intangible assets	(38)	—	(113)	—
Adjusted Non-GAAP cost of sales	138,008	117,076	518,172	482,820
Adjusted Non-GAAP gross profit	$42,705	$42,975	$178,301	$171,279

Gross margin:
Gross margin - GAAP	20.9%	25.7%	23.8%	25.2%
Stock-based compensation for performance-based warrants	(0.2)%	(0.2)%	0.1%	0.3%
Adjustments to acquired tangible assets (1)	0.1%	0.2%	0.2%	0.2%
Stock-based compensation expense	0.0%	0.0%	0.0%	0.0%
Factory transition costs (2)	2.8%	—%	0.7%	—%
Excess manufacturing overhead (3)	—%	1.2%	0.8%	0.5%
Amortization of acquired intangible assets	0.0%	—%	0.0%	—%
Adjusted Non-GAAP gross margin	23.6%	26.9%	25.6%	26.2%

Operating expenses:
Operating expenses - GAAP	$38,332	$34,970	$155,037	$138,727
Amortization of acquired intangible assets	(1,401)	(1,268)	(5,472)	(4,977)
Stock-based compensation expense	(2,449)	(2,672)	(11,872)	(10,267)
Employee related restructuring costs	—	(3,052)	(7,008)	(4,977)
Litigation settlement costs	—	—	—	(2,000)
Change in contingent consideration	200	1,100	(3,000)	1,251
Transaction costs related to sale of Guangzhou factory	(1,912)	—	(1,912)	—
Other	(483)	—	(849)	—
Adjusted Non-GAAP operating expenses	$32,287	$29,078	$124,924	$117,757

UNIVERSAL ELECTRONICS INC.
RECONCILIATION OF ADJUSTED NON-GAAP FINANCIAL RESULTS
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2017	2016	2017	2016
Operating income (loss):
Operating income (loss) - GAAP	$(480)	$6,266	$10,670	$25,397
Stock-based compensation for performance-based warrants	(439)	(491)	683	2,728
Adjustments to acquired tangible assets (1)	162	265	1,185	1,157
Factory transition costs (2)	5,074	—	5,074	—
Excess manufacturing overhead (3)	—	1,951	5,468	3,213
Amortization of acquired intangible assets	1,439	1,268	5,585	4,977
Stock-based compensation expense	2,467	2,686	11,943	10,324
Employee related restructuring costs	—	3,052	7,008	4,977
Litigation settlement costs	—	—	—	2,000
Change in contingent consideration	(200)	(1,100)	3,000	(1,251)
Transaction costs related to sale of Guangzhou factory	1,912	—	1,912	—
Other	483	—	849	—
Adjusted Non-GAAP operating income	$10,418	$13,897	$53,377	$53,522

Adjusted Non-GAAP operating income as a percentage of net sales	5.8%	8.7%	7.7%	8.2%

Net income (loss) attributable to Universal Electronics Inc.:
Net income (loss) attributable to Universal Electronics Inc. - GAAP	$(16,854)	$3,236	$(10,323)	$20,354
Stock-based compensation for performance-based warrants	(439)	(491)	683	2,728
Adjustments to acquired tangible assets (1)	162	265	1,185	1,157
Factory transition costs (2)	5,074	—	5,074	—
Excess manufacturing overhead (3)	—	1,951	5,468	3,213
Amortization of acquired intangible assets	1,439	1,268	5,585	4,977
Stock-based compensation expense	2,467	2,686	11,943	10,324
Employee related restructuring costs	—	3,052	7,008	4,977
Litigation settlement costs	—	—	—	2,000
Change in contingent consideration	(200)	(1,100)	3,000	(1,251)
Transaction costs related to sale of Guangzhou factory	1,912	—	1,912	—
Foreign currency (gain) loss	1,089	901	1,429	(660)
Other	483	—	849	(11)
Income tax provision on adjustments	(2,532)	(1,656)	(9,705)	(6,888)
Other income tax adjustments (4)	16,057	886	16,975	1,577
Adjusted Non-GAAP net income attributable to Universal Electronics Inc.	$8,658	$10,998	$41,083	$42,497

Diluted shares used in computing earnings (loss) per share:
GAAP	14,172	14,833	14,351	14,764
Adjusted Non-GAAP	14,395	14,833	14,615	14,764

Diluted earnings (loss) per share attributable to Universal Electronics Inc.:
Diluted earnings (loss) per share attributable to Universal Electronics Inc. - GAAP	$(1.19)	$0.22	$(0.72)	$1.38
Total adjustments	$1.79	$0.52	$3.53	$1.50
Adjusted Non-GAAP diluted earnings per share attributable to Universal Electronics Inc.	$0.60	$0.74	$2.81	$2.88

(1)
Consists of depreciation related to the mark-up from cost to fair value of fixed assets acquired in business combinations as well as the effect of fair value adjustments to inventories acquired in business combinations that sold through during the period.

(2)
Includes $3.9 million of factory equipment impairment charges and $0.2 million in inventory write-offs incurred during the three months ended December 31, 2017 as a result of the transition of manufacturing activities from our now closed Guangzhou factory to our other factories. Also includes $0.9 million of air freight incurred due to manufacturing delays caused by this factory transition.

(3)	Excess manufacturing costs incurred resulting from the transition of manufacturing activities from our Guangzhou factory to our other China factories.

(4)
The three and twelve months ended December 31, 2017 include $16.6 million of income tax expense representing the estimated tax impact of the U.S. Tax Cuts and Jobs Act that was enacted in December 2017. Additionally, the three months ended December 31, 2017 includes $0.5 million of net other income tax benefits, and the twelve months ended December 31, 2017 includes $0.4 million of net other income tax expense. The three and twelve months ended December 31, 2016 include a $0.9 million deferred tax valuation allowance adjustment related to the pending sale of our Guangzhou factory. The twelve months ended December 31, 2016 also includes a $0.7 million deferred tax adjustment resulting from a lower statutory tax rate due to tax incentives at one of our China factories.

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